                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22 day of July, 1997.

                                           /s/ William C. Ballard, Jr.
                                           ---------------------------
                                               William C. Ballard, Jr.
                                               Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22 day of July, 1997.

                                            /s/ Pier C. Borra
                                            -----------------
                                                Pier C. Borra
                                                Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, the Chairman of the Board, Principal Executive Officer and President of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints BRUCE G. THOMPSON his true and lawful attorney-in-fact and agent, (with full power of substitution and resubstitution), with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities as director, Chairman of the Board, Principal Executive Officer and President, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22 day of July, 1997.

                                          /s/ George L. Chapman
                                          -------------------------------------
                                              George L. Chapman
                                              Director, Chairman of the Board,
                                              Principal Executive Officer
                                              and President

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 19th day of November, 1997.

                                                     /s/ Jeffrey H. Donahue
                                                     ----------------------
                                                         Jeffrey H. Donahue
                                                         Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22th day of July, 1997.

                                            /s/ Bruce Douglas
                                            ---------------------------
                                                Bruce Douglas
                                                Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22 day of July, 1997.

                                            /s/ Richard C. Glowacki
                                            --------------------------------
                                                Richard C. Glowacki
                                                Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent (with full power of substitution and resubstitution), with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director of the Company, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22 day of July, 1997.

                                     /s/ Bruce G. Thompson
                                     ------------------------------
                                         Bruce G. Thompson
                                         Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22 day of July, 1997.

                                     /s/ Richard A. Unverferth
                                     -------------------------
                                         Richard A. Unverferth
                                         Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON her true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 15th day of July, 1997.

                                            /s/ Sharon M. Oster
                                            ------------------------------
                                                Sharon M. Oster
                                                Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22 day of July, 1997.

                                        /s/ Frederic D. Wolfe
                                        ---------------------
                                            Frederic D. Wolfe
                                            Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Vice President and Principal Financial Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Vice President and Principal Financial Officer, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22 day of July, 1997.

                                                /s/ Edward F. Lange, Jr.
                                                ------------------------
                                                    Edward F. Lange, Jr.
                                                    Vice President and Principal
                                                    Financial Officer

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Principal Accounting Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and BRUCE G. THOMPSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Principal Accounting Officer, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of July, 1997.

                                         /s/ Michael A. Crabtree
                                         -----------------------
                                             Michael A. Crabtree
                                             Principal Accounting Officer